SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  October 20, 2000
                                                  ----------------


                          Cone Mills Corporation
-------------------------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


         North Carolina             1-3634                  56-0367025
-------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File          (IRS Employer
of Incorporation)               Number)                  Identification No.)


 3101 North Elm Street     Greensboro, North Carolina              27415-6540
-------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code      (336) 379-6220
                                                    ---------------------


                                  N/A
-------------------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.   REGULATION FD DISCLOSURE

         On Wednesday, October 25, 2000, the Registrant will conduct a conference call to discuss its third quarter 2000 earnings, which will be announced by press release at 8:00 a.m., Greensboro, NC time on October 25, 2000. The conference call will be held at 11:00 a.m., Greensboro, NC time, and all persons interested in accessing the conference may do so via the Registrant's web site http://www.cone.com.

         In the future, the Registrant will post on its web site notices of scheduled press conferences or conference calls to discuss announced earnings results. The Registrant intends to post each notice at least 48 hours in advance of the scheduled conference. Each notice will give investors both the time and date of the conference and instructions on how to access the conference.

                                          SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CONE MILLS CORPORATION



Date:    October 20, 2000                     By /s/ Neil W. Koonce
                                                -------------------------
                                                Neil W. Koonce
                                                Vice President, General Counsel
                                                and Secretary